January 29, 2025 ibm.com/investor 4Q 2024 Earnings Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 29, 2025. The reconciliation of non- GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on January 29, 2025, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, annual bookings, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation, as well as other information including the definition of book of business, are included in Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 29, 2025, or in the Management Discussion section of the company’s 2023 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 26, 2024. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-4Q24 2

3 Arvind Krishna Chairman, President and Chief Executive Officer James Kavanaugh SVP, Finance & Operations and Chief Financial Officer

“We closed the year with double-digit revenue growth in Software for the quarter, led by further acceleration in Red Hat. Clients globally continue to turn to IBM to transform with AI. Our generative AI book of business now stands at more than $5 billion inception-to-date, up nearly $2 billion quarter over quarter. Three years ago, we laid out a vision for a faster-growing, more profitable IBM. I’m proud of the work the IBM team has done to meet or exceed our commitments. With our focused strategy, enhanced portfolio, and culture of innovation, we’re well-positioned for 2025 and beyond and expect revenue growth of at least five percent and free cash flow of about $13.5 billion this year.” Arvind Krishna IBM Chairman, President and CEO 4 4Q24 Performance Investments, innovation and clients Generative AI CEO perspective

Financial highlights 5Revenue growth rates @CC $17.6B Revenue 2% growth $62.8B Revenue 3% growth 4Q24 $1.5B FY free cash flow yr/yr 120bps FY pre-tax margin expansion (operating) 7% FY diluted EPS growth (operating) $12.7B FY free cash flow 130bps FY gross margin expansion (operating) 9% FY pre-tax income growth (operating) FY24 “With strong performance across our Software portfolio, we continue to drive solid fundamentals within our business. As a result, we generated $12.7 billion in free cash flow, far- outpacing our expectation for the year. Continued strength in operating profitability and free cash flow fuels our ability to invest for the future while returning value to shareholders through dividends.” James Kavanaugh IBM SVP & CFO

Software

Growth accelerated to 11% including ~8 points of organic contribution

Red Hat revenue growth +17%, OpenShift ARR of $1.4B, growing ~25%

Solid recurring revenue base; ARR* of $15.3 billion, +11% yr/yr

Exceeded Rule of 40

+11%

4Q24 revenue growth
$7.9B revenue

+9%

FY24 revenue growth
$27.1B revenue

Revenue categories-4Q24



Transaction Processing
+11% yr/yr
Hybrid Platform & Solutions
+12% yr/yr

Red Hat	+17%
Automation	+16%
Data & AI	+5%
Security	+5%

4Q24 results; revenue growth rates @CC
*Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC

6

7 Technology Consulting (6%) yr/yr Consulting 4Q24 results; revenue growth rates @CC Revenue categories-4Q24 Application Operations (3%) yr/yr Business Transformation +2% yr/yr Broad-based signings growth driven by demand for digital transformations Continued momentum in generative AI bookings, greater than $4B inception-to-date Book-to-bill ratio 1.21 for the last year Client reprioritization and spend constraints impacting revenue yield (1%) 4Q24 revenue growth $5.2B revenue +1% FY24 revenue growth $20.7B revenue

8 Infrastructure 4Q24 results; revenue growth rates @CC Revenue categories-4Q24 IBM Z (20%) Distributed Infrastructure +2% Infrastructure Support Flat yr/yr Hybrid Infrastructure (8%) yr/yr Infrastructure performance reflects product cycle dynamics z16 our most successful program in history Distributed Infrastructure reflects double-digit growth in storage Ongoing investment in innovation (6%) 4Q24 revenue growth $4.3B revenue (3%) FY24 revenue growth $14.0B revenue

9 Summary 2025 Expectations Revenue growth @CC inflecting higher to 5%+ Acceleration in growth across all our segments Operating pre-tax operating margin to expand by over half a point Full-year free cash flow ~$13.5 billion 2024 Summary Met or exceeded mid-term model target metrics for revenue growth, profitability & free cash flow growth Software growth accelerated to 9% in 2024, and represents ~45% of our business Productivity enabling investments in innovation, driving strong organic growth Generative AI book of business greater than $5 billion inception-to-date Free cash flow of $12.7 billion; highest reported free cash flow margin in history

ibm.com/investor

Supplemental material 11Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Revenue and P&L highlights Adjusted EBITDA performance Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Free cash flow summary Cash flow (ASC 230) Revenue and P&L highlights – FY 2024 Software & Infrastructure segment details – FY 2024 Consulting segment details – FY 2024 Expense summary – FY 2024 Retirement-related summary Software segment categories Consulting segment categories Infrastructure segment categories Non-GAAP supplemental materials

Revenue and P&L highlights 12Revenue growth rates @CC, $ in billions Revenue highlights 4Q24 B/(W) Yr/Yr Revenue $17.6 2% Americas $8.5 (3%) Europe/ME/Africa $5.8 10% Asia Pacific $3.2 3% Operating P&L highlights $ 4Q24 B/(W) Yr/Yr Gross profit $10.6 2% Expense $6.4 (1%) Pre-tax income $4.3 2% Net income $3.7 3% Earnings per share $3.92 1% Adjusted EBITDA $5.6 2% Operating P&L highlights % 4Q24 B/(W) Yr/Yr Gross profit margin 60.6% 0.5 pts Expense E/R 36.2% (0.1 pts) Pre-tax income margin 24.3% 0.4 pts Net income margin 21.0% 0.4 pts Tax rate 13.6% 0.3 pts

Adjusted EBITDA performance 13 $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets) 4Q24 Yr/Yr FY24 Yr/Yr Operating (non-GAAP) pre-tax income from continuing operations $4.3 $0.1 $11.2 $0.9 Net interest expense $0.3 $0.0 $1.0 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) $2.8 $0.1 Stock-based compensation $0.3 $0.1 $1.3 $0.2 Workforce rebalancing charges ($0.0) ($0.0) $0.7 $0.3 Corporate (gains) and charges* ($0.0) ($0.0) ($0.6) ($0.6) Adjusted EBITDA $5.6 $0.1 $16.4 $0.9

Cash flow and balance sheet highlights 14 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Balance sheet Dec 24 Dec 23 Cash & marketable securities $14.8 $13.5 Total debt $55.0 $56.5 Select debt measures Dec 24 Dec 23 IBM Financing debt $12.1 $11.9 Core (non-IBM Financing) debt $42.9 $44.7 Cash flow FY24 Yr/Yr Net cash from operations* $13.9 $1.2 Free cash flow** $12.7 $1.5 Select uses of cash FY24 Yr/Yr Net capital expenditures $1.1 ($0.4) Acquisitions $3.3 ($1.8) Dividends $6.1 $0.1

Currency impact on revenue growth 15 Quarterly averages per US $ 4Q24 Yr/Yr Spot 1Q25 2Q25 3Q25 4Q25 FY25 Assumed Euro 0.94 (1%) 0.96 (4%) (3%) (5%) (2%) (4%) Pound 0.78 3% 0.80 (2%) (1%) (5%) (3%) (3%) Yen 153 (3%) 156 (5%) 0% (4%) (2%) (3%) Revenue impact, future @assumed Spot (1.2 pts) (2.5-3 pts) (1.5-2 pts) ~(3 pts) (1-1.5 pts) ~(2 pts) Prior view ~(0.5 pts) ~(1 pts) ~0 pts (0-1 pts) US $B Yr/Yr Revenue as reported $17.6 1% Currency impact ($0.2) (1.2 pts) Revenue @CC 2%

Software & Infrastructure segment details 16 Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 4Q24 B/(W) Yr/Yr Revenue $7.9 11% Hybrid Platform & Solutions $5.5 12% Red Hat 17% Automation 16% Data & AI 5% Security 5% Transaction Processing $2.4 11% Segment profit $3.1 17% Segment profit margin 39.2% 2.2 pts Annual recurring revenue* $15.3 11% Infrastructure segment 4Q24 B/(W) Yr/Yr Revenue $4.3 (6%) Hybrid Infrastructure $3.0 (8%) IBM Z (20%) Distributed Infrastructure 2% Infrastructure Support $1.3 Flat Segment profit $1.1 (18%) Segment profit margin 25.0% (3.2 pts)

Consulting segment details 17Revenue & signings growth rates @CC, $ in billions Consulting segment 4Q24 B/(W) Yr/Yr Revenue $5.2 (1%) Business Transformation $2.3 2% Technology Consulting $0.9 (6%) Application Operations $1.9 (3%) Gross profit margin 28.0% (0.1 pts) Segment profit $0.6 (7%) Segment profit margin 11.7% (0.7 pts) Signings $8.5 23% Book-to-bill ratio (FY) 1.21

Expense summary 18 $ in billions *Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 4Q24 B/(W) Acq/ Yr/Yr Currency Divest* Base** Operating expense & other income $6.4 (1%) 4 pts (1 pts) (4 pts) SG&A – operating $4.6 (1%) 1 pts (1 pts) (1 pts) RD&E $2.0 (13%) 0 pts 0 pts (12 pts) IP and custom development income ($0.3) 24% Other (income)/expense - operating ($0.3) 83% Interest expense $0.4 (5%)

Balance sheet summary 19 $ in billions *Includes eliminations of inter-company activity Dec 24 Dec 23 Cash & marketable securities $14.8 $13.5 Core (non-IBM Financing) assets* $108.9 $107.9 IBM Financing assets $13.5 $13.9 Total assets $137.2 $135.2 Other liabilities $54.8 $56.1 Core (non-IBM Financing) debt* $42.9 $44.7 IBM Financing debt $12.1 $11.9 Total debt $55.0 $56.5 Total liabilities $109.8 $112.6 Equity $27.4 $22.6

Free cash flow summary 20$ in billions B/(W) B/(W) 4Q24 Yr/Yr FY24 Yr/Yr Net cash from operations $4.3 ($0.1) $13.4 ($0.5) Less: IBM Financing receivables ($2.3) ($0.4) ($0.4) ($1.7) Net cash from operations (excluding IBM Financing receivables) $6.6 $0.2 $13.9 $1.2 Net capital expenditures ($0.4) ($0.2) ($1.1) $0.4 Free cash flow (excluding IBM Financing receivables) $6.2 $0.1 $12.7 $1.5

Cash flow (ASC230)

	4Q24	4Q23	FY24	FY23
Net income from operations	$2.9	$3.3	$6.0	$7.5
Pension settlement charges	$0.4	-	$3.1	-
Depreciation / amortization of intangibles*	$1.1	$1.2	$4.7	$4.4
Stock-based compensation	$0.3	$0.3	$1.3	$1.1
Operating assets and liabilities / other, net**	$1.8	$1.6	($1.2)	($0.3)
IBM Financing A/R	($2.3)	($1.9)	($0.4)	$1.2
Net cash provided by operating activities	$4.3	$4.5	$13.4	$13.9
Capital expenditures, net of payments & proceeds***	($0.4)	($0.3)	($1.1)	($1.5)
Divestitures, net of cash transferred	($0.0)	-	$0.7	($0.0)
Acquisitions, net of cash acquired	($0.5)	($0.1)	($3.3)	($5.1)
Marketable securities / other investments, net	($0.4)	$3.2	($1.2)	($0.5)
Net cash provided by/(used in) investing activities	($1.4)	$2.8	($4.9)	($7.1)
Debt, net of payments & proceeds	($0.1)	($0.1)	($0.9)	$4.5
Dividends	($1.5)	($1.5)	($6.1)	($6.0)
Financing - other	($0.0)	$0.0	($0.1)	($0.2)
Net cash provided by/(used in) financing activities	($1.7)	($1.6)	($7.1)	($1.8)
Effect of exchange rate changes on cash	($0.3)	$0.1	($0.4)	$0.0
Net change in cash, cash equivalents & restricted cash	$0.9	$5.8	$1.1	$5.1

$ in billions

*Includes operating lease right-of-use assets amortization

**FY24 includes a $0.7B tax effect associated with a one-time, non-cash, U.S. pension settlement charge in 3Q 2024

***FY24 includes proceeds of $0.4B from the sale of certain QRadar SaaS assets in 3Q 2024

21

Revenue and P&L highlights – FY2024 22Revenue growth rates @CC, $ in billions Revenue highlights FY24 B/(W) Yr/Yr Revenue $62.8 3% Americas $31.3 (1%) Europe/ME/Africa $19.4 5% Asia Pacific $12.1 8% Operating P&L highlights $ FY24 B/(W) Yr/Yr Gross profit $36.3 4% Expense $25.1 (2%) Pre-tax income $11.2 9% Net income $9.7 9% Earnings per share $10.33 7% Adjusted EBITDA $16.4 6% Operating P&L highlights % FY24 B/(W) Yr/Yr Gross profit margin 57.8% 1.3 pts Expense E/R 39.9% (0.1 pts) Pre-tax income margin 17.9% 1.2 pts Net income margin 15.4% 1.1 pts Tax rate 13.6% 0.4 pts

Software & Infrastructure segment details – FY 2024 23Revenue growth rates @CC, $ in billions Software segment FY24 B/(W) Yr/Yr Revenue $27.1 9% Hybrid Platform & Solutions $18.8 9% Red Hat 12% Automation 15% Data & AI 2% Security 1% Transaction Processing $8.3 10% Segment profit $8.7 16% Segment profit margin 32.1% 2.1 pts Infrastructure segment FY24 B/(W) Yr/Yr Revenue $14.0 (3%) Hybrid Infrastructure $8.9 (2%) IBM Z (9%) Distributed Infrastructure 3% Infrastructure Support $5.1 (3%) Segment profit $2.4 (13%) Segment profit margin 17.5% (1.9 pts)

Consulting segment details – FY 2024 24Revenue & signings growth rates @CC, $ in billions Consulting segment FY24 B/(W) Yr/Yr Revenue $20.7 1% Business Transformation $9.3 3% Technology Consulting $3.7 (1%) Application Operations $7.7 (2%) Gross profit margin 27.0% 0.3 pts Segment profit $2.1 (4%) Segment profit margin 9.9% (0.3 pts) Signings $25.1 5% Book-to-bill ratio 1.21

Expense summary – FY 2024 25 $ in billions *Yr/Yr includes a gain of $0.6B from the sale of certain QRadar SaaS assets ($0.4B) and Weather ($0.2B) **Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses ***Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense FY24 B/(W) Acq/ Yr/Yr Currency Divest** Base*** Operating expense & other income $25.1 (2%) 1 pts 0 pts (3 pts) impact of workforce rebalancing $0.7 (1 pts) SG&A – operating $18.5 (3%) 1 pts (1 pts) (3 pts) impact of workforce rebalancing $0.7 (1 pts) RD&E $7.5 (10%) 0 pts 0 pts (10 pts) IP and custom development income ($1.0) 16% Other (income)/expense - operating* ($1.7) 91% Interest expense $1.7 (7%)

Retirement-related summary 26 $ in billions *Qualified defined benefit plans **2024 results include one-time, non-cash, U.S. and non-U.S pension settlement charges of $3.1B *** Includes cash and non-cash contributions; 2024 contributions do not reflect the impact of salary increases related to the 2024 U.S. Retirement Plan changes Key assumptions and metrics 2023 2024 2025 Funded status at year end* US 123% 136% WW 111% 116% Discount rate at year end US 5.0% 5.5% WW 4.0% 4.2% Expected ROA at prior year end US 5.5% 5.0% 5.5% WW 4.9% 4.9% 5.1% Actual ROA US 4.3% 2.6% WW 4.5% 2.0% Expected Cost and contributions 2024 2025 Operating cost 1.0 1.0 Non-operating cost 3.5 0.1 Total cost 4.5 1.1 Contributions*** 1.3 1.3 **

Software segment categories

Revenue categories

Hybrid Platform & Solutions

Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments:

- Red Hat: incl. RHEL, OpenShift, Ansible
- Automation: incl. business automation, AIOps and management, integration, and application servers
- Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, and information exchange
- Security: incl. software for threat, data and identity

Transaction Processing

Software that supports clients' mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS).

Revenue categories – FY 2024



Hybrid Platform & Solutions
Transaction Processing
Red Hat
Automation
Security
Data & AI

27

Business Transformation Technology Consulting Application Operations Consulting segment categories Business Transformation Strategy, process design, system implementation and operations services to improve and transform key business processes. Deploys AI and automation in business processes to exploit the value of data and includes an ecosystem of partners alongside IBM technology, including strategic partnerships with Adobe, Oracle, Salesforce and SAP, among others. Technology Consulting Skills to architect and implement solutions across cloud platforms, including Amazon, Microsoft and IBM, and strategies to transform the enterprise experience and enable innovation, including transformation using AI with watsonx and application modernization for hybrid cloud with Red Hat OpenShift. Application Operations Manages, optimizes, orchestrates and secures custom applications and ISV packages for clients. Provides application management, platform engineering, and security services across hybrid cloud environments. Revenue categories – FY 2024 28 Revenue categories

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models: – IBM Z: incl. hardware and operating system – Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms. Hybrid Infrastructure Infrastructure Support Revenue categories – FY 2024 29 Revenue categories IBM Z Distributed Infrastructure

Non-GAAP supplemental materials Reconciliation of revenue performance – 4Q 2024 & FY 2024 30 The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, “Revenue and P&L highlights – FY 2024” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 1% 2% Americas (4%) (3%) Europe/ME/Africa 9% 10% Asia Pacific 1% 3% 4Q24 Yr/Yr GAAP @CC Total revenue 1% 3% Americas (1%) (1%) Europe/ME/Africa 5% 5% Asia Pacific 3% 8% FY24 Yr/Yr

GAAP @CC Software 10% 11% Hybrid Platform & Solutions 11% 12% Red Hat 16% 17% Automation 15% 16% Data & AI 4% 5% Security 4% 5% Transaction Processing 10% 11% 4Q24 Yr/Yr GAAP @CC Consulting (2%) (1%) Business Transformation 1% 2% Technology Consulting (7%) (6%) Application Operations (4%) (3%) Infrastructure (8%) (6%) Hybrid Infrastructure (10%) (8%) IBM Z (21%) (20%) Distributed Infrastructure Flat 2% Infrastructure Support (2%) Flat 4Q24 Yr/Yr Non-GAAP supplemental materials Reconciliation of segment revenue performance – 4Q 2024 31 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of segment revenue performance – FY 2024 32 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details – FY 2024”, “Consulting segment details – FY 2024” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Software 8% 9% Hybrid Platform & Solutions 8% 9% Red Hat 11% 12% Automation 14% 15% Data & AI 2% 2% Security 1% 1% Transaction Processing 9% 10% FY24 Yr/Yr GAAP @CC Consulting (1%) 1% Business Transformation 2% 3% Technology Consulting (3%) (1%) Application Operations (3%) (2%) Infrastructure (4%) (3%) Hybrid Infrastructure (3%) (2%) IBM Z (10%) (9%) Distributed Infrastructure 2% 3% Infrastructure Support (5%) (3%) FY24 Yr/Yr

Non-GAAP supplemental materials Reconciliation of expense summary – 4Q 2024 & FY 2024 33 *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures **2024 results include the impacts of one-time, non-cash, U.S. and non-U.S. pension settlement charges of $0.4B in 4Q24 and $3.1B in FY24 The above reconciles the non-GAAP financial information contained in the “Expense summary” and “Expense summary – FY 2024” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. Non-GAAP Operating GAAP Non-GAAP Operating GAAP adjustments (non-GAAP) adjustments (non-GAAP) SG&A Currency 1 pts 0 pts 1 pts 1 pts 0 pts 1 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) (1 pts) 0 pts (1 pts) Base* (1 pts) 1 pts (1 pts) (3 pts) 1 pts (3 pts) RD&E Currency 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Acquisitions/divestitures 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base* (12 pts) 0 pts (12 pts) (10 pts) 0 pts (10 pts) Operating expense & other income Currency 4 pts 0 pts 4 pts 1 pts 0 pts 1 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) 0 pts 0 pts 0 pts Base*,** (13 pts) 8 pts (4 pts) (17 pts) 14 pts (3 pts) 4Q24 FY24

Non-GAAP supplemental materials Reconciliation of continuing operations – 4Q 2024 34 $ in millions (except EPS which is in whole dollars) *2024 results include the impact of a one-time, non-cash, non-U.S. pension settlement charge of $0.4B The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non- GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments* Tax reform impacts Operating (non-GAAP) Gross profit $10,439 $191 — — $10,630 Gross profit margin 59% 1.1 pts — — 61% SG&A 4,866 (305) — — 4,561 Other (income) & expense 177 (2) (467) — (291) Total expense  7,133 (307) (467) — 6,359 Pre-tax income 3,306 498 467 — 4,271 Pre-tax income margin 18.8% 2.8 pts 2.7 pts — 24.3% Tax rate 11.5% 1.5 pts 0.1 pts 0.5 pts 13.6% Net income 2,927 375 408 (21) 3,690 Net income margin 16.7% 2.1 pts 2.3 pts (0.1 pts) 21.0% Earnings per share $3.11 $0.40 $0.43 ($0.02) $3.92 4Q24

Non-GAAP supplemental materials Reconciliation of continuing operations – FY 2024 35 $ in millions (except EPS which is in whole dollars) *2024 results include the impacts of one-time, non-cash U.S. and non-U.S pension settlement charges of $3.1B ($2.4B net of tax) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights – FY 2024”, “Expense summary – FY 2024 and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments* Tax reform impacts Operating (non-GAAP) Gross profit $35,551 $724 — — $36,275 Gross profit margin 56.7% 1.2 pts — — 57.8% SG&A 19,688 (1,159) — — 18,529 Other (income) & expense 1,871 (70) (3,457) — (1,656) Total expense  29,754 (1,229) (3,457) — 25,068 Pre-tax income 5,797 1,953 3,457 — 11,207 Pre-tax income margin 9.2% 3.1 pts 5.5 pts — 17.9% Tax rate (3.8%) 5.1 pts 8.2 pts 4.1 pts 13.6% Net income 6,015 1,456 2,668 (455) 9,684 Net income margin 9.6% 2.3 pts 4.3 pts (0.7 pts) 15.4% Earnings per share $6.42 $1.55 $2.85 ($0.49) $10.33 FY24

4Q24 Yr/Yr FY24 Yr/Yr Net income as reported (GAAP)* $2.9 ($0.4) $6.0 ($1.5) Less: income/(loss) from discontinued operations, net of tax ($0.0) ($0.0) $0.0 $0.0 Income from continuing operations $2.9 ($0.4) $6.0 ($1.5) Provision for/(Benefit from) income taxes from continuing operations $0.4 ($0.1) ($0.2) ($1.4) Pre-tax income from continuing operations (GAAP) $3.3 ($0.5) $5.8 ($2.9) Non-operating adjustments (before tax) Acquisition-related charges** $0.5 $0.1 $2.0 $0.3 Non-operating retirement-related costs/(income)* $0.5 $0.5 $3.5 $3.5 Operating (non-GAAP) pre-tax income from continuing operations $4.3 $0.1 $11.2 $0.9 Net interest expense $0.3 $0.0 $1.0 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) $2.8 $0.1 Stock-based compensation $0.3 $0.1 $1.3 $0.2 Workforce rebalancing charges ($0.0) ($0.0) $0.7 $0.3 Corporate (gains) and charges*** ($0.0) ($0.0) ($0.6) ($0.6) Adjusted EBITDA $5.6 $0.1 $16.4 $0.9 Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 36 $ in billions *2024 results include the impacts of one-time, non-cash pension settlement charges in 3Q of $2.7B ($2.0B net of tax) in the U.S. and 4Q of $0.4B in the non-U.S. **Primarily consists of amortization of acquired intangible assets ***Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights", “Revenue and P&L highlights – FY 2024”, “Adjusted EBITDA performance” and "Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of net cash from operations to adjusted EBITDA 37 $ in billions *Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. 4Q24 4Q23 FY24 FY23 Net cash provided by operating activities $4.3 $4.5 $13.4 $13.9 Add: Net interest expense $0.3 $0.3 $1.0 $0.9 Provision for/(Benefit from) income taxes from continuing operations $0.4 $0.5 ($0.2) $1.2 Less change in: Financing receivables ($2.3) ($1.9) ($0.4) $1.2 Other assets and liabilities/other, net* $1.7 $1.6 ($1.8) ($0.7) Adjusted EBITDA $5.6 $5.5 $16.4 $15.5

Non-GAAP supplemental materials Reconciliation of Pre-tax income margin – 1Q 2025 & FY 2025 expectations *Excludes the effects of The Weather Company gain on sale of ~(2 pts) in 1Q24 The above reconciles the non-GAAP financial information contained in the “Summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. 38 GAAP Operating (non-GAAP) Pre-tax income margin Yr/Yr expectations B/(W) B/(W) 1Q 2025 ~(1 pt) ~ 0.5 pts FY 2025 >5 pts >0.5 pts *

Non-GAAP supplemental materials Reconciliation of Mid-term model performance – 3-year revenue CAGR The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 29, 2025, for additional information on the use of these non-GAAP financial measures. 39 GAAP @CC Total Revenue 3% 6% Consulting low single digit high single digit 3-year compound average revenue growth rate 2022-2024

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